SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2009
LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)
(415) 501-6000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01 Other Events
On May 27, 2009, Levi Strauss & Co. announced that it entered into an Asset Purchase Agreement to acquire the operating rights to 73 Levi’s® and Dockers® Outlet by MOST stores that are licensed to Anchor Blue Retail Group, Inc. Subject to certain conditions, the transaction is expected to close in July, 2009. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: May 27, 2009	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President and Controller / Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 27, 2009, announcing Levi Strauss & Co.’s entrance into an Asset Purchase Agreement.